UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

23andMe Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

223 N. Mathilda Avenue

Sunnyvale, California 94086

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

349 Oyster Point Boulevard

South San Francisco, California 94080

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2024, the following non-employee directors of the Board of Directors (the “Board”) of 23andMe Holding Co. (the “Company”) resigned from the Board (the “Resignations”), with such Resignations to be effective immediately: Roelof Botha, Patrick Chung, Sandra Hernández, M.D., Neal Mohan, Valerie Montgomery Rice, M.D., Richard Scheller, Ph.D., and Peter J. Taylor (collectively, the “Resigning Directors”).

At the time of the Resignations, the Resigning Directors served on the following committees of the Board:

•	Audit Committee of the Board: Mr. Taylor (Chair), Mr. Botha, and Mr. Chung;

•	Compensation Committee of the Board: Dr. Montgomery Rice (Chair), Mr. Chung, and Mr. Mohan; and

•	Special Committee of the Board: Dr. Hernández and Mr. Taylor.

As set forth in the Resigning Directors’ resignation letter dated September 17, 2024 (the “Resignation Letter”), the Resigning Directors stated that such Resigning Directors differed on the strategic direction for the Company from the Company’s Chief Executive Officer, Anne Wojcicki, and that, as a result of such difference and Ms. Wojcicki’s concentrated voting power, the Resigning Directors believe that it is in the best interest of the Company’s stockholders to resign from the Board.

On September 17, 2024, the Company issued a press release regarding the Resignations (the “Press Release”), which such Press Release included a copy of the text of the Resignation Letter. The Press Release, which includes the Resignation Letter, is attached hereto as Exhibit 17 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

17	Press Release, dated September 17, 2024

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

Date: September 18, 2024	By:	/s/ Joseph Selsavage
Name: Joseph Selsavage
Title: Chief Financial and Accounting Officer